INVESTEC FUNDS
                   (formerly Guinness Flight Investment Funds)

                       Supplement Dated September 27, 2000
                       to Prospectus Dated April 28, 2000


                  Shareholders of the Asia Blue Chip Fund approved an amendment to the Fund's fundamental investment objective at the Adjourned Special Meeting of Shareholders of the Fund. Accordingly, on September 27, 2000, the Asia Blue Chip Fund was transformed into the Asia New Economy Fund. Shares of the Asia New Economy Fund are offered pursuant to a separate prospectus. References to the Asia Blue Chip Fund in this Prospectus are no longer applicable and the Fund's shares are not offered for sale hereunder.